PURCHASE AND SALE AGREEMENT ("the Agreement"), made as of January 31, 2004, by and among TAJIMA INDUSTRIES, LTD., a Japanese corporation maintaining its principal place of business at 19-22, Shirakabe 3-chome Higashi-ku, Nagoya 461-0011, Japan ("Tajima" or "the Buyer"), TAJIMA USA, INC., a Delaware corporation maintaining its principal place of business at 141 Remington Boulevard, Ronkonkoma, New York 11779 (the "Company") and HIRSCH INTERNATIONAL, INC., a Delaware corporation maintaining its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Hirsch" or "the Seller").

                                    RECITALS

     A. Hirsch is the record owner of 55 shares of common stock of the Company ("the Common Stock"), which represents 55% of the issued and outstanding shares of common stock of the Company; and

     B. Tajima desires to purchase from Hirsch and Hirsch desires to sell to Tajima all of the shares of Common Stock owned by Hirsch.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein, Hirsch and Tajima hereby agree as follows:

     1. Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties contained herein, in consideration of the payment of the Actual Purchase Price (as hereinafter defined), Tajima shall acquire and purchase, and Hirsch shall sell and deliver to Tajima, 55 shares of Common Stock ("the Shares") free and clear of all liens, encumbrances, security interests and mortgages ("Liens").

     2. Purchase Price.

     A. The purchase price shall equal the Book Value of the Shares on January 31, 2004 (the "Actual Purchase Price").

     B. The Actual Purchase Price shall be calculated in accordance with generally accepted accounting principles ("GAAP") by Hirsch's independent certified public accountants on a post-closing basis as set forth below.

     C. At the Closing, the Buyer shall pay the sum of $500,000. in partial payment of the Actual Purchase Price in the manner set forth in Paragraph 3(D)(i) (the "Partial Payment").

     D. The Buyer shall pay the difference between the Actual Purchase Price and the Partial Payment in the manner set forth in Paragraph 3(D)(iii) concurrently with the determination of the Actual Purchase Price as reflected in "the Final Statement" (as hereinafter defined) (the "Balance Due").

     E. A preliminary statement of the Actual Purchase Price and the calculation of Book Value upon which it is based shall be delivered by the Seller to the Buyer on or before March 15, 2004 ("the Preliminary Statement").

     (i) Within ten (10) days after the delivery of the Preliminary Statement, the Buyer shall notify the Seller of any objections or proposed changes thereto, specifying in reasonable detail any such objections or proposed changes.

     (ii) Within ten (10) days after the Buyer's delivery to the Seller of a notice setting forth objections or proposed changes to the Preliminary Statement, the Seller shall notify the Buyer in writing whether it accepts, rejects or is prepared to compromise with respect to the objections or proposed changes.

     F. The final statement of the Actual Purchase Price and the calculation of Book Value shall be delivered by the Seller to the Buyer on or before April 30, 2004 ("the Final Statement").

     (i) Within ten (10) days after the delivery of the Final Statement, the Buyer shall notify the Seller of any objections or proposed changes thereto, specifying in reasonable detail any such objections or proposed changes.

     (ii) Within ten (10) days after the Buyer's delivery to the Seller of a notice setting forth objections or proposed changes to the Final Statement, the Seller shall notify the Buyer in writing whether it accepts, rejects or is prepared to compromise with respect to the objections or proposed changes.

          (a) If the Buyer does not notify the Seller of any objections or proposed changes within the time period set forth above, or following the parties' agreement upon the resolution of the Buyer's objections or proposed changes, then the Final Statement delivered by the Seller, with such changes as are agreed upon, shall be final and binding.

          (b) If the parties shall fail to reach an agreement with respect to the Buyer's objections or proposed changes within such ten (10) day period, then all disputed objections or proposed changes shall, not later than ten (10) days after the expiration of such ten (10) day period, be submitted for resolution to an impartial certified public accounting firm of regional standing which is reasonably acceptable to the parties ("the Independent Auditor").

          (c) The parties shall use reasonable efforts to cause such Independent Auditor to use its best and independent judgment to resolve the dispute submitted to it within twenty (20) days of its appointment. The Final Statement delivered by Hirsch, as adjusted by the parties or the Independent Auditor, shall be final and binding.

          (d) The Company shall provide the Independent Auditor with reasonable access to its books and records (including, without limitation, the work papers of its accountants) and its representatives and accountants, in each case in connection with the preparation and review of the of the statement of the Actual Purchase Price and the calculation of Book Value.

          (e) The fees and costs of such Independent Auditor shall be paid equally by the Buyer and the Seller.

     G. As used herein, the Book Value of the Shares means the amount, not less than zero, which such Shares would receive on a fully-diluted basis (taking into account all liquidation preferences and accrued and unpaid dividends) upon a liquidation or other distribution of the assets of the Company in which the amount to be distributed to stockholders equals the excess of (i) the aggregate net book value of the assets (other than patents, patent rights, permits, goodwill and other intangible assets classified as such in accordance with generally accepted accounting principles) of the Company after all appropriate adjustments in accordance with generally accepted accounting principles applied on a consistent basis (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset) over (ii) all items which, in accordance with generally accepted accounting principles applied on a consistent basis, would properly be included on the liability side of the balance sheet of the Company (other than capital equity, capital surplus and retained earnings), in each case computed in accordance with generally accepted accounting principles applied on a consistent basis. The Book Value of the Company at any time in question shall be determined in accordance with generally accepted accounting principles, consistently applied.

     3. Closing.

     A. Time and Place. The closing of the transaction contemplated by this Agreement shall take place at the offices of Wachtel & Masyr, LLP, 110 East 59th Street, New York, New York 10022 simultaneously with the execution of this Agreement ("the Closing").

     B. Delivery by the Seller. At the Closing, and upon delivery of the Partial Payment and in consideration of the application of "the Credit" (as hereinafter defined) in reduction of the "Net Inter-Company Payable" (as hereinafter defined), Hirsch will deliver to Tajima stock certificates ("the Certificates") representing the Shares, in each case duly endorsed for transfer or accompanied by stock powers signed in blank.

     C. Delivery by the Buyer. At the Closing, and upon delivery of the Certificates, Tajima will deliver the Partial Payment for the Shares to the Company on behalf of Hirsch as provided in Paragraph 3(D)(i).

     D. Payment by Hirsch of the Net Inter-Company Payable. The net amount owed to the Company by Hirsch as of January 31, 2004 shall be calculated in connection with the determination of the Book Value of the Shares and the Actual Purchase Price (the "Net Inter-Company Payable").

          (i) At the Closing, the Partial Payment shall be paid by the Buyer to the Company on behalf of Hirsch, and the Company shall apply such sum in reduction of the Net Inter-Company Payable owed to it by Hirsch, pro tanto.

          (ii) At the Closing, the Company shall apply the sum of $2,200,000. in reduction of the Net Inter-Company Payable owed to it by Hirsch, pro tanto (the "Credit").

               (a) Hirsch hereby assigns to the Company its right to receive the sum of $2,200,000. from the Buyer upon payment of the Balance Due.

          (iii)The Balance Due shall be paid by the Buyer to the Company on behalf of Hirsch and as Hirsch's assignee, and the Company shall apply a sum in an amount equal to the difference between the Balance Due and the Credit in reduction of the Net Inter-Company Payable owed to it by Hirsch, pro tanto.

          (iv) In addition to the application of the Partial Payment and the Balance Due in reduction of the Net Inter-Company Payable owed to the Company by Hirsch, Hirsch shall make the following payments to the Company in satisfaction of the Net Inter-Company Payable:

               (a)  Hirsch  shall  make  monthly  installment  payments  to  the
                    Company  ("the  Installment   Payments")  as  set  forth  in
                    Schedule 3(D) hereto; and

               (b) Simultaneously upon payment of the Balance Due, Hirsch shall pay an additional sum to the Company in an amount equal to the difference between the Net Inter-Company Payable (as minuend) minus the aggregate of the Partial Payment, the Balance Due, and the total of the Installment Payments (collectively as the subtrahend).

     4. Buyer's Representations and Warranties. The Buyer represents and warrants to the Seller as follows:

     A. Authorization; Enforcement. The Buyer has all requisite power and authority to authorize, execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Buyer, and the consummation by the Buyer of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer and no further consent or authorization therefor is presently required by the Buyer. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes the valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with its terms.

     B. No Conflicts. None of the execution, delivery or performance of this Agreement by the Buyer will conflict with the organizational documents of the Buyer, in each case as in effect on the date hereof, or result in any material breach of, or constitute a material default under, any (y) material contract, agreement or instrument to which the Buyer is a party or by which it or any of its assets is bound or (z) material law or regulation to which the Buyer or any of its assets is subject.

     C. Consents; Approvals. Neither the execution, delivery or performance of this Agreement by the Buyer, nor the consummation by it of the obligations and transactions contemplated hereby, requires any consent or approval of, authorization by, exemption from, filing with or notice to any governmental entity or any other person.

     5. Seller's Representations and Warranties. The Seller represents and warrants to the Buyer as follows:

     A. Authorization; Enforcement. The Seller has all requisite power and authority to authorize, execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Seller, and the consummation by the Seller of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Seller and no further consent or authorization therefor is presently required by the Seller. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms.

     B. No Conflicts. None of the execution, delivery or performance of this Agreement by the Seller will conflict with the organizational documents of the Seller, in each case as in effect on the date hereof, or result in any material breach of, or constitute a material default under, any (x) material contract, agreement or instrument to which the Seller is a party or by which it or any of its assets is bound or (y) material law or regulation to which the Seller or any of its assets is subject.

     C. Consents; Approvals. Other than filings required pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder ("the Exchange Act"), neither the execution, delivery or performance by the Seller of this Agreement, nor the consummation by it of the obligations and transactions contemplated hereby, requires any consent or approval of, authorization by, exemption from, filing with or notice to any governmental entity or any other person.

     D. Ownership of the Shares. Hirsch owns the Shares free and clear of all Liens.

     E. Waiver and Release. Hirsch hereby waives, releases, and relinquishes any and all claims it may have to any and all of the office equipment, furniture and fixtures now at the Company's office at 141 Remington Boulevard, Ronkonkoma, New York 11779.

     6. Indemnification.

     A. The Buyer hereby agrees that it will indemnify the Seller and each of its affiliates and each of their respective directors, officers, partners, employees, owners, representatives, agents, heirs, executors, administrators, stockholders, successors, assigns and controlling persons ("the Buyer Indemnified Parties") and agrees to hold each of the Buyer Indemnified Parties harmless from and against, and to pay to each of the Buyer Indemnified Parties the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including reasonable attorneys' fees) or diminution of value, whether or not involving a third party claim, arising, directly or indirectly, from or in connection with, or in respect of any breach of this Agreement, the breach of any warranties made herein, or the inaccuracy of any representation made herein.

     B. The Seller hereby agrees that it will indemnify the Buyer and the Company and each of their affiliates and each of their respective directors, officers, partners, employees, owners, representatives, agents, heirs, executors, administrators, stockholders, successors, assigns and controlling persons ("the Seller Indemnified Parties") and agrees to hold each of the Seller Indemnified Parties harmless from and against, and to pay to each of the Seller Indemnified Parties the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including reasonable attorneys'
fees) or diminution of value, whether or not involving a third party claim, arising, directly or indirectly, from or in connection with, or in respect of any breach of this Agreement or any warranties made herein or the inaccuracy of any representation made herein.

     C. To the extent not reflected in the Actual Purchase Price and the calculation of Book Value, Hirsch agrees to indemnify the Company from and against and to pay to the Company an amount equal to fifty-five (55%) percent of any taxes, interest and penalties assessed by any governmental agency or authority and paid by the Company for all periods through and including January 31, 2004. Hirsch shall make such payment to the Company within five (5) business days after Hirsch's receipt of written demand therefor accompanied by copies of notices received by the Company from any taxing authorities. Except as hereinafter set forth, and to the extent not reflected in the Actual Purchase Price and the calculation of Book Value, the Company agrees to pay to Hirsch an amount equal to fifty-five (55%) percent of any refund received or to be received by the Company for any taxes, interest and penalties paid or to be paid by the Company for all periods through and including January 31, 2004. The Company shall make such payment to Hirsch within five (5) business days after the check for such refund has cleared. The foregoing notwithstanding, the Company shall not be obligated to pay to Hirsch any portion of such refund if the refund results from activities and operations subsequent to January 31, 2004 or if the refund results from activities and operations of an entity other than the Company, including by way of specification but not limitation, the carryback of a loss incurred in any period subsequent to January 31, 2004 and/or the application of a loss incurred during any period (including periods through and including January 31, 2004 and subsequent thereto) by an entity merged into or acquired by the Company or whose activities and operations (and the reporting thereof) are otherwise consolidated with those of the Company.

     D. Nothing set forth in this Section 6 shall be deemed to be exclusive of any other rights or remedies that any of the parties may have in respect of the subject matter of this Section 6, whether by law, contract or otherwise.

     7. Miscellaneous.

     A. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof. This Agreement supersedes any prior agreement or understanding among them, and may not be modified or amended in any manner other than by an instrument in writing signed by the parties hereto, or their respective successors or assigns, or otherwise as provided herein. Without limiting the foregoing, with respect to the transactions contemplated by this Agreement and the subject matter of this Agreement, neither Hirsch and its affiliates nor Tajima and its affiliates make any representations or warranties other than those explicitly set forth in this Agreement.

     B. Choice of Law. Except as otherwise provided herein, this agreement shall be governed by and interpreted and enforced in accordance with the substantive laws of the state of New York, without giving effect to the conflicts of law principles thereof.

     C. Jurisdiction. The parties hereto agree that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted exclusively in a court in the State of New York.

     E. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and permitted assigns. Except for the provisions of Section 6, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     F. Third Party Beneficiaries. It is expressly agreed that each of the Indemnified Parties (other than Hirsch) shall be third party beneficiaries of this Agreement for purposes of Section 6 of this Agreement and shall be entitled to enforce it in accordance with its terms.

     G. Amendments. Neither this Agreement nor any term or provision hereof may be amended, modified, waived or supplemented orally, but only by a written instrument executed by the parties hereto.

     H. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Hirsch or Tajima without the prior written consent of the other parties.

     I. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery, if personally delivered, or if mailed (registered or certified mail, postage prepaid, return receipt requested), on the third (3rd) business day following mailing as follows:

                         If to Tajima Industries, Ltd.:

                         Tajima Industries, Ltd.
                         19-22, Shirakabe 3-chome Higashi-ku
                         Nagoya 461-0011
                         Japan
                         Fax:     011-81-52-932-3815

                         If to Tajima USA, Inc.:

                         Tajima USA, Inc.
                         141 Remington Boulevard
                         Ronkonkoma, New York  11779
                         Fax:  (631) 738-1924
                         Attention:  Mr. Ronald Krasnitz, President

                         with a copy to:

                         Wachtel & Masyr, LLP
                         110 East 59th Street
                         New York, New York 10022
                         Fax:  (212) 371-0320
                         Attention:  Jeffrey T. Strauss, Esq.

                         If to Hirsch International, Inc.:

                         Hirsch International, Inc.
                         200 Wireless Boulevard
                         Hauppauge, New York  11788
                         Fax: (631) 436-7792
                         Attention: Beverly Eichel, Vice President - Finance, Chief Financial Officer and Secretary

                         with a copy to:

                         Ruskin Moscou Faltischek, P.C.
                         190 EAB Plaza
                         15th Floor, East Tower
                         Uniondale, New York  11556
                         Fax: (516) 663-6719
                         Attention:  Adam P. Silvers, Esq.

     J. Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

     K. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     L. Waivers. No provision of this Agreement shall be deemed to have been waived unless such waiver is contained in a written notice given to the party claiming such waiver, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

     M. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

     N. Further Assurances. The parties agree to: (i) furnish upon request to each other such further information; (ii) execute and deliver to each other such other documents; and (iii) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

     INTENDING  TO  BE  BOUND   THEREBY,   Tajima   Industries,   Ltd.,   Hirsch
International, Inc., and Tajima USA, Inc. have executed this Agreement as of the date first above written.

                                     TAJIMA INDUSTRIES, LTD.


                                     By:/s/ Hitoshi Tajima
                                        ------------------
                                        Name: Hitoshi Tajima
                                        Title: President


                                     HIRSCH INTERNATIONAL, INC.


                                     By:/s/ Henry Arnberg
                                        -----------------
                                        Name: Henry Arnberg
                                        Title: CEO


                                     TAJIMA USA, INC.


                                     By:/s/ Ron Krasnitz
                                        ----------------
                                        Name: Ron Krasnitz
                                        Title: President

                                  SCHEDULE 3(D)



     The Installment Payments shall be paid by Hirsch to the Company as follows:

                  2/29/04            $735,167.
                  3/31/04            $735,167.
                  4/30/04            $735,167.
                  5/31/04            $735,167.
                  6/30/04            $735,167.
                  7/31/04            $735,167.